SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2007
LSB BANCSHARES, INC.
(Exact Name of Registrant as specified in its charter)

North Carolina	000-11448	56-1348147
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)
One LSB Plaza, Lexington, North Carolina 27292
(Address of principal executive offices)
Registrant’s telephone number, including area code (336) 248-6500
Not Applicable
(Former address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Exhibit 2.1
Exhibit 2.2
Exhibit 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On February 26, 2007, LSB Bancshares, Inc. (“LSB”) and FNB Financial Services Corporation (“FNB”) entered into an Agreement for a Merger of Equals (the “Agreement”) pursuant to which FNB will merge with and into LSB (the “Merger”) and FNB’s wholly owned subsidiary, FNB Southeast (“FNB Bank”) will merge with and into LSB’s wholly owned subsidiary, Lexington State Bank (“LSB Bank”) (the “Bank Merger”). The Boards of Directors of FNB and LSB approved the Agreement and the transactions contemplated therein on February 26, 2007.
     On February 26, 2007, FNB, LSB, LSB Bank and FNB Bank entered into an Agreement and Plan of Bank Merger (the “Bank Agreement”) pursuant to which FNB Bank will merge with and into LSB Bank (the “Bank Merger”). The Boards of Directors of FNB, LSB, FNB Bank and LSB Bank approved the Bank Agreement and the transactions contemplated therein on February 26, 2007.
     Capitalized terms not defined herein shall have the meaning set forth in the Agreement.
     Upon the consummation of the Merger, each share of the Common Stock of FNB (“FNB Common Stock”) issued and outstanding at the effective time of the Merger (as described in the Agreement, the “Effective Time”) shall be converted into and exchanged for the right to receive 1.07 shares (the “Exchange Ratio”) of the Common Stock of LSB (“LSB Common Stock”).
     In addition, at the Effective Time, all rights with respect to FNB Common Stock, pursuant to stock options granted by FNB under its existing stock plans, shall be converted into and become rights with respect to LSB Common Stock on a basis that reflects the Exchange Ratio.
     The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
     The obligations of FNB and LSB to consummate the Merger are subject to the following conditions: (i) approval by shareholders of FNB and LSB; (ii) the qualification for quotation on the Global Select Market of The NASDAQ Stock Market, LLC (“Nasdaq”) of the shares of LSB Common Stock to be issued in the Merger; (iii) the receipt of regulatory approvals (including approvals from the Federal Reserve Board, the Federal Deposit Insurance Corporation, and applicable state authorities); (iv) the effectiveness of a registration statement on Form S-4 with respect to the offering and exchange of LSB Common Stock in connection with the Merger; (v) the absence of any injunction or similar restraint enjoining or making illegal consummation of the Merger or any of the other transactions contemplated by the Agreement; (vi) the receipt by the parties of a favorable legal opinion as to federal income tax effects of the Merger; (vii) the receipt by each of FNB and LSB of a Fairness Opinion from their respective advisors; (viii) the continuing truth and accuracy of representations and warranties of FNB and LSB in the Agreement, except as would not have a Material Adverse Effect (as defined in the Agreement); and (ix) the performance in all material respects by each of FNB and LSB of its covenants under the Agreement.

     The Agreement may be terminated, before or after shareholder approval, in certain circumstances: (i) upon the mutual consent of FNB and LSB; (ii) by either FNB or LSB if there is any nonappealable denial of a required regulatory approval or nonappealable order prohibiting the Merger or the Bank Merger or if approval has been granted on terms reasonably believed to be unduly onerous, unless the failure to receive such regulatory approval or the imposition of unduly onerous terms shall be due to the fault of the party seeking to terminate the Agreement or the Bank Agreement to perform or observe the covenants and agreements of such party set forth in the Agreement; (iii) by either FNB or LSB if the Merger is not consummated within one year of February 26, 2007, unless the failure to consummate is due to a violation of the Agreement by the party seeking to terminate; or (iv) by either FNB or LSB if there is a breach of the other party’s representations, warranties, or covenants that is not cured within 45 days or curable prior to the Closing Date and that, individually or together with any other such breaches, would (if occurring on the Closing Date) relieve the party seeking to terminate of its obligations to consummate the Merger.
     If the Merger fails to be consummated because of the wrongful termination of the Agreement or a willful or grossly negligence breach by LSB or by FNB of any representation, warranty, covenant, undertaking, term, agreement or restriction contained in the Agreement that results in a Materially Adverse Effect, then the party wrongfully terminating or breaching the Agreement shall pay the other party $9,000,000 as liquidated damages in full compensation of all Expenses, damages, costs and other harm suffered by such party as a result thereof. The provision for such a termination fee may substantially increase the cost to a third party of acquiring one of the parties.
     The Agreement and the Merger will be submitted for approval to the shareholders of each of FNB and LSB. Prior to either meeting of shareholders, LSB will file a registration statement with the Securities and Exchange Commission registering, under the Securities Act of 1933, as amended, the offering of the shares of LSB Common Stock to be issued in exchange for the outstanding shares of FNB Common Stock. Such shares of LSB Common Stock will be offered to FNB’s shareholders pursuant to a prospectus that will also serve as a joint proxy statement for separate meetings of the shareholders of FNB and LSB.
     For additional information regarding the Agreement and the Bank Agreement, reference is made to the copies of those documents which are incorporated herein by reference and included as Exhibits to this Current Report on Form 8-K. The foregoing discussion is qualified in its entirety by reference to such documents. These documents include representations and warranties each party has made to the other. The assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules the parties delivered to each other when they executed the Agreement and the Bank Agreement. Certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders and investors, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise, and investors should not rely on the representations and warranties for any other purpose. Information about LSB Bancshares, Inc. is available in the public filings LSB

Bancshares, Inc. makes with the Securities and Exchange Commission, which are available without charge at www.sec.gov.
     A press release describing this event was issued by LSB on February 27, 2007, as evidenced by Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of February 26, 2007, by and between LSB Bancshares, Inc. and FNB Financial Services Corporation.

2.2	Agreement and Plan of Bank Merger, dated as of February 26, 2007, by and between LSB Bancshares, Inc., FNB Financial Services Corporation, Lexington State Bank and FNB Southeast.

99.1	Press Release, dated February 27, 2007, issued by LSB Bancshares, Inc.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

LSB BANCSHARES, INC.
(Registrant)
Dated: February 27, 2007
	By:	/s/ Robert F. Lowe Robert F. Lowe
Chairman, President and
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit		Sequential Page No.

2.1	Agreement and Plan of Merger, dated as of February 26, 2007, by and between LSB Bancshares, Inc. and FNB Financial Services Corporation.

2.2	Agreement and Plan of Bank Merger, dated as of February 26, 2007, by and between LSB Bancshares, Inc., FNB Financial Services Corporation, Lexington State Bank and FNB Southeast.

99.1	Press Release, dated February 27, 2007, issued by LSB Bancshares, Inc.